SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                                  June 26, 1996


                                Rio Grande, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



 1-8287                                                              74-1973357
 (Commission File Number)               (I.R.S. Employer Identification Number)



10101 Reunion Place, Suite 210
San Antonio, Texas                                                   78216-4156
- -------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


               Registrant's telephone number, including area code:
                                 (210) 308-8000

Item 2.  Acquisition or Disposition of Assets

         On April 12, 1996, Rio Grande Offshore, Ltd., a wholly-owned affiliate of Rio Grande, Inc. (the "Company") acquired 31 oil and gas leasehold interests located in Louisiana and Mississippi from Belle Oil, Inc., Belle Exploration, Inc., Louisiana Well Service Co., Alton J. Ogden, Jr., Alton J. Ogden, Sr. and Jeff L. Burkhalter ("Belle Properties") for approximately $2.8 million.

         This information was previously filed on Form 8-K dated April 29, 1996.


Item 7.  Financial Statements and Exhibits

         The following information was not included in the previously filed Form 8-K dated April 29, 1996.

         (a)      Financial Statements

                  Statements of Revenues and Direct Operating Expenses for the Belle Properties.

         (b)      Pro Forma Financial Information

                  Pro Forma Condensed Combined Statements of Operations

         (c)      Exhibits - None.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       RIO GRANDE, INC.



                                       By:     /s/
                                          Guy Bob Buschman, President


Dated: June 26, 1996

              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF CERTAIN OIL AND GAS PROPERTIES OF BELLE OIL, INC.



                           DECEMBER 31, 1995 AND 1994

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Rio Grande, Inc.:

We have audited the accompanying statement of revenues and direct operating expenses of the oil and gas property interests acquired from Belle Oil, Inc., Belle Exploration, Inc., Louisiana Well Service Co., Alton J. Ogden, Jr., Alton
J. Ogden, Sr. and Jeff L. Burkhalter (collectively, the "Belle Properties") for the year ended December 31, 1995. The statement of revenues and direct operating expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared as described in Note 1 for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the accompanying statement of revenues and direct operating expenses presents fairly, the revenues and direct operating expenses of the Belle Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.






                                        KPMG PEAT MARWICK LLP




San Antonio, Texas
June 26, 1996

              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                      OF CERTAIN OIL AND GAS PROPERTIES OF
                                 BELLE OIL, INC.



                                                            Three Months Ended
                               Year Ended December 31,           March 31,
                               -----------------------   -----------------------
                                   1995         1994          1996        1995
                                   ----         ----          ----        ----
                                            (unaudited)  (unaudited  (unaudited)
Revenues                       $1,277,016    1,057,827      262,850      338,467
Direct operating expenses         560,563      638,225      143,005      112,914
                               ----------   ----------   ----------   ----------
Excess of revenues over
direct operating expenses      $  716,453      419,602      119,845      225,553
                                =========      =======      =======      =======






























See accompanying notes to statements of revenues and direct operating expenses.

          NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                      OF CERTAIN OIL AND GAS PROPERTIES OF
                                 BELLE OIL, INC.


(1)      Basis of Presentation

         On April 12, 1996, Rio Grande, Inc. (the "Company") purchased interests in certain operated and non-operated oil and gas producing properties and proved undeveloped properties (the "Belle Properties") from Belle Oil, Inc., Belle Exploration, Inc., Louisiana Well Service Co., Alton
         J. Ogden, Jr., Alton J. Ogden, Sr. and Jeff L.Burkhalter ("Belle"). The total purchase price of the assets acquired was approximately $2,800,000. At closing, the Company paid for half of the acquisition price with funds of approximately $1,100,000 from the Company's Senior Credit Facility and approximately $300,000 from working capital. By agreement with Belle, the remaining balance of approximately $1,450,000 was financed by a note issued by Belle which will be payable with interest at prime rate on August 30, 1996. The oil and gas properties are located in Mississippi and Louisiana.

         The accompanying statements of revenues and direct operating expenses were derived from the historical accounting records of Belle. Direct operating expenses include payroll, lease and well repairs, maintenance, and other direct operating expenses.

         Full historical financial statements, including exploration expenses, general and administrative expenses, interest expense and income tax expense have not been presented because they have not historically been allocated at this level. Historical depletion expense has not been included in such statements as the Company will adjust the basis in its purchase price allocation and the historical depletion will no longer be relevant.

         The information presented for the year ended December 31, 1994 and the three month periods ended March 31, 1996 and 1995 is unaudited, but in the opinion of Management includes all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results of operations. Results of operations for the three month periods ended March 31, 1996 and 1995 are not necessarily indicative of the results to be expected for the full year.

          NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
                      OF CERTAIN OIL AND GAS PROPERTIES OF
                                 BELLE OIL, INC.


(2)      Supplemental Oil and Gas Reserve Information (Unaudited)

         Total proved and proved developed oil and gas reserves of the Belle Properties at December 31, 1995 have been estimated based on reserve estimates prepared as of January 1, 1996. No comparable estimates were available for prior periods. Therefore, reserves for 1995 and 1994 have been calculated by adjusting the January 1, 1996 amounts for prior period producing activities and, consequently, no revisions of previous estimates have been reflected. All reserve estimates are based on economic and operating conditions existing at January 1, 1996. The future net cash flows from production of these proved reserve quantities were computed by applying current prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) as of January 1, 1996 to estimated future production of proved oil and gas reserves less the estimated future expenditures (based on current costs) as of January 1, 1996, to be incurred in developing and producing the proved reserves. Income taxes were calculated as statutory rates without consideration of any remaining historical tax basis of the Belle Properties. The Belle Properties are located in Louisiana and Mississippi. Exploration and development costs incurred during 1994 and 1995 are not available.

         Estimated Quantities of Oil and Gas Reserves:



                                                  Year Ended December 31,
                                        ----------------------------------------
                                              1995                   1994
                                        -----------------     ------------------
                                          Oil        Gas        Oil         Gas
                                        (Mbbl)     (Mmcf)     (Mbbl)      (Mmcf)
                                        ------     ------     ------     -------
Proved Reserves:
 Beginning of year                       1,138         18      1,196         20
 Production                                (71)        (1)       (58)        (2)
                                        ------     ------     ------     ------
 End of year                             1,067         17      1,138         18
                                        ======     ======     ======     ======

Proved Developed Reserves:
 Beginning of year                         833         18        891         20
 End of year                               762         17        833         18

         Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (in $000s):

                                                           As of December 31,
                                                            1995        1994
                                                           ------      ------

         Future cash inflow                              $ 22,431      23,708
         Future production costs                           (9,543)    (10,104)
         Future development costs                            (716)       (716)
                                                         --------    --------
         Future net inflows before income taxes            12,172      12,888
         Income taxes                                      (4,260)     (4,511)
                                                         --------    --------
         Future net cash flows                              7,912       8,377
         10% discount factor                               (3,405)     (3,605)
                                                         --------    --------
         Standardized measure of discounted future net
           cash flows                                    $  4,507       4,772
                                                         ========    ========



         Changes in Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (in $000s):

                                                         As of December 31,
                                                           1995       1994
                                                         -------    -------

         Standardized measure, beginning of year         $ 4,772      4,928
         Sales, net of production costs                     (716)      (420)
         Net change in income taxes                          251        147
         Accretion of discount                               200        117
                                                         -------    -------
         Standardized measure, end of year               $ 4,507      4,772
                                                         =======    =======

                        RIO GRANDE, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

         The following unaudited pro forma financial information for the year ended January 31, 1996 and the three months ended April 30, 1996 give effect to the acquisition of oil and gas leasehold interests purchased from Belle Oil, Inc. in April 1996. The historical information for Belle Oil, Inc. is for the year ended December 31, 1995 and the three months ended April 30, 1996. The pro forma information for revenues and direct operating expenses is based on historical information of the oil and gas properties acquired as if such acquisitions had occurred at the beginning of the respective periods. The pro forma information may not be indicative of the results that would have occurred if the acquisition had been effective on the dates indicated or of the results that may be obtained in the future. The pro forma information should be read in conjunction with the financial statements and notes thereto of the Company.

                                       Fiscal Year Ended January 31, 1996
                               -------------------------------------------------
                                      Historical
                               -----------------------
                                                       Pro Forma
                               Rio Grande,  Belle Oil,  Adjust-       Pro Forma
                                   Inc.         Inc.     ments         Balances

Net revenues                   $ 3,632,171   1,277,016         0      4,909,187
                               -----------  ---------   --------     ----------
Costs and Expenses:
Operating expense                2,278,276     560,563         0      2,838,839
Depreciation, depletion          1,171,042           0   393,749 (b)  1,564,791
 and amortization
Provision for abandonment          180,000           0         0        180,000
General and administrative       1,336,309           0    56,700 (c)  1,393,009
                                 ---------   ---------  --------     ----------
 Total costs and expenses        4,965,627     560,563   450,449      5,976,639
                                 ---------   ---------  --------     ----------
Earnings (loss) from operations (1,333,456)    716,453  (450,449)    (1,067,452)

Interest expense                  (318,222)          0  (216,247)(d)   (534,469)
Interest income                     59,629           0         0         59,629
Gain on sale of assets           1,258,688           0         0      1,258,688
Minority interest of
  limited partners                (128,794)          0         0       (128,794)
                               -----------   ---------  --------      ----------
Earnings (loss) before
  income taxes                    (462,155)    716,453  (666,696)      (412,398)
Income taxes                         2,924           0         0          2,924
                               -----------   ---------  --------      ----------
 Net earnings (loss)           $  (465,079)    716,453  (666,696)      (415,322)
                               ===========   =========  ========      ==========

Net loss per common and
 common equivalent share       $     (0.09)                               (0.08)
                               ===========                            ==========
Weighted average common and
  common equivalent shares
  outstanding                    5,231,177                             5,231,177
                               ===========                            ==========

See Notes to the Pro Forma Condensed Combined Statements of Operations.

                        RIO GRANDE, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS



                                       Three Months Ended April 30, 1996
                                -----------------------------------------------
                                     Historical
                                -----------------------
                                                        Pro Forma
                                Rio Grande   Belle Oil,  Adjust-      Pro Forma
                                   Inc.         Inc.      ments        Balances
Net revenues                   $ 1,148,888     266,348   (96,385)(a)  1,318,851
                                 ---------   ---------  --------      ---------
Costs and Expenses:
Operating expense                  701,282     161,010   (60,543)(a)    801,749
Depreciation, depletion            272,577           0   (11,675)(b)    260,902
  and amortization
Provision for abandonment           46,354           0         0         46,354
General and administrative         307,189           0    14,175 (c)    321,364
                                 ---------   ---------  --------      ---------
  Total costs and expenses       1,327,402     161,010   (58,043)     1,430,369
                                 ---------   ---------  --------      ---------
Earnings (loss) from operations   (178,514)    105,338   (38,342)      (111,518)

Interest expense                  (115,416)          0   (35,380)(d)   (150,796)
Interest income                     24,734           0         0         24,734
Gain on sale of assets              21,859           0         0         21,859
Minority interest of
  limited partners                 (28,658)          0         0        (28,658)
                                 ---------   ---------  --------      ---------
Earnings (loss) before
  income taxes                    (275,995)    105,338   (73,722)      (244,379)
Income taxes                         1,936           0         0          1,936
                                 ---------   ---------  --------      ---------
  Net earnings (loss)          $  (277,931)    105,338   (73,722)      (246,315)
                                 =========   =========  ========      =========

Net loss per common and
 common equivalent share       $     (0.05)                               (0.05)
                               ===========                            =========
Weighted average common and
  common equivalent shares
  outstanding                    5,462,092                            5,462,092
                               ===========                            =========


See Notes to the Pro Forma Condensed Combined Statements of Operations.

                        RIO GRANDE, INC. AND SUBSIDIARIES
       NOTES TO THE PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS



(a) To eliminate the revenues and operating expenses for Belle Oil, Inc. which occurred after their acquisition and are therefore duplicated in the combined results.

(b) To provide for depreciation, depletion and amortization of the oil and gas properties and other assets acquired based on their production during the respective periods after giving effect to the purchase price.

(c)      To provide for additional personnel resulting from the acquisition.

(d) To provide for the additional interest expense for the $2,500,000 debt incurred in the acquisition.

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